UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2014

WRIGHT MEDICAL GROUP, INC.
(Exact name of registrant as specified in charter)

Delaware	001-35823	13-4088127
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1023 Cherry Road, Memphis, Tennessee	38117
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (901) 867-9971

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 05, 2014, Wright Medical Group, Inc. issued a press release announcing its consolidated financial results for the quarter ended September 30, 2014. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is not considered "filed" under the Exchange Act, and shall not be incorporated into any previous or future filings by Wright under the Securities Act or the Exchange Act.

The attached press release includes the following non-GAAP measures: net sales, excluding the impact of foreign currency; operating income, as adjusted; net income from continuing operations, as adjusted; net income, as adjusted; net income, as adjusted, per diluted share; net income from continuing operations, as adjusted, per diluted share; effective tax rate, as adjusted; EBITDA from continuing operations, as adjusted; and free cash flow.

These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. We believe that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures.

For our internal budgeting and resource allocation process, our management uses financial information that does not include:

1.	non-cash inventory step-up amortization,

2.	costs associated with distributor conversions and amortization of non-competes,

3.	non-cash interest expense related to the Convertible Notes due 2017 (2017 Convertible Notes),

4.	mark-to-market adjustments of derivative assets and liabilities,

5.	transition costs related to our OrthoRecon divestiture,

6.	due diligence, transition and transaction costs associated with acquisitions,

7.	patent dispute settlement costs,

8.	costs associated with management changes,

9.	BioMimetic impairment and other charges and CVR mark-to-market adjustments,

10.	contingent consideration fair value adjustment,

11.	gain on previously held investment in BioMimetic,

12.	the income tax effects of the foregoing, and

13.	the U.S. tax provision/benefit recognized in continuing operations resulting from the U.S. tax provision/benefit recognized in discontinued operations.

Additionally, for our internal budgeting process and evaluation of net sales performance, our management uses net sales in constant currency. To measure our sales performance on a constant currency basis, it is necessary to remove the impact of changes in foreign exchange rates, which affects the comparability and trend of sales. Net sales, excluding the impact of foreign currency, is calculated by translating current year results at prior year average foreign currency exchange rates. For our internal budgeting and resource allocation process, management uses EBITDA, EBITDA as adjusted, and free cash flow. EBITDA is calculated by adding back to net income charges for interest, income taxes and depreciation and amortization expenses. EBITDA, as adjusted, is calculated by excluding non-cash stock based compensation expense and non-operating income and expense, as well as the applicable adjustments listed above from EBITDA. Free cash flow is calculated by subtracting capital expenditures from cash provided by operating activities.

We use these non-GAAP financial measures in making operating decisions because we believe the measures provide meaningful supplemental information regarding our core operational performance and give us a better understanding of how we should invest in research and development activities and how we should allocate resources to both ongoing and prospective business initiatives.  We use these measures to help make budgeting and spending decisions, for example, between product development expenses and research and development, sales and marketing and general and administrative expenses. Additionally, management is evaluated on the basis of these non-GAAP financial measures when determining achievement of their incentive performance compensation targets. Further, these non-GAAP financial measures facilitate management's internal comparisons to both our historical operating results and to our competitors' operating results.

As described above, we exclude the following items from one or more of our non-GAAP measures:

Foreign currency impact on net sales. We excluded the foreign currency impact on net sales compared to prior year from our non-GAAP measure, primarily because it is not reflective of our ongoing operating results, and it is not used by management for our internal budgeting process and evaluation of net sales performance. We further believe that excluding this item from our non-GAAP results is useful to investors in that it allows for period-over-period comparability.

Non-cash inventory step-up amortization. We excluded inventory step-up amortization associated with our acquisitions from our non-GAAP measures, primarily because they are not reflective of our ongoing operating results, and they are not used by management to assess the core profitability of our business operations. Additionally, because these are non-cash expenses, they do not impact our operational performance, liquidity, or our ability to invest in research and development and fund acquisitions and capital expenditures. We further believe that excluding this item from our non-GAAP results is useful to investors in that it allows for period-over-period comparability.

Distributor conversion costs and amortization of distributor non-competes. In connection with our initiative to convert a portion of our independent foot and ankle distributor territories to direct employee sales representation, we entered into conversion agreements with certain independent distributors, which included non-competition clauses. We excluded the distributor conversion costs and amortization of distributor non-competes from our non-GAAP measures, primarily because they are not reflective of our ongoing operating results, and they are not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that they allow for period-over-period comparability.

Non-cash interest expense related to the 2017 Convertible Notes. We excluded the non-cash interest expense associated with the amortization of the debt discount related to our 2017 Convertible Notes from our non-GAAP measures, primarily because it is a non-cash expense. We believe that it is useful to investors to understand our operational performance, liquidity, and our ability to invest in research and development and fund acquisitions and capital expenditures. While interest expense associated with the amortization of the debt discount constitutes an ongoing and recurring expense, such expense is excluded from our non-GAAP results because it is not an expense that requires cash settlement and is not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that it allows for period-over-period comparability.

Mark-to-market adjustment of the derivatives. We excluded the adjustment of the mark-to-market adjustments on the derivatives from our non-GAAP measures, primarily because it is not reflective of our ongoing operating results, and it is not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that they allow for period-over-period comparability.

Transition costs associated with OrthoRecon divestiture. We excluded the transition costs associated with our OrthoRecon divestiture from our non-GAAP measures, primarily because they are not reflective of our ongoing operating results, and they are not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that they allow for period-over-period comparability.

Due diligence, transaction and transition costs. We excluded the due diligence, transaction and transition costs associated with acquisitions from our non-GAAP measures, primarily because they are not reflective of our ongoing operating results, and they are not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that they allow for period-over-period comparability.

Patent dispute settlement costs. We excluded the costs associated with the settlement of a patent dispute from our non-GAAP measures, primarily because they are not reflective of our ongoing operating results, and they are not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that they allow for period-over-period comparability.

Cost associated with management changes. We excluded the costs associated with changes in management from our non-GAAP measures, primarily because they are not reflective of our ongoing operating results, and they are not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that they allow for period-over-period comparability.

BioMimetic impairment and other charges and CVR mark-to-market adjustments. We excluded the adjustment of the mark-to-market adjustments on the contingent value rights and the impairment and other charges associated with acquired assets and liabilities from our BioMimetic acquisition from our non-GAAP measures, primarily because they are not reflective of our ongoing operating results, and they are not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that they allow for period-over-period comparability.

Contingent consideration fair value adjustment. We excluded the fair value adjustment of our contingent consideration from our non-GAAP measures, primarily because it is not reflective of our ongoing operating results, and it is not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that they allow for period-over-period comparability.

Gain on previously held investment in BioMimetic. We excluded the gain recognized on the previously held investment in BioMimetic from our non-GAAP measures, primarily because it is not reflective of our ongoing operating results, and it is not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that they allow for period-over-period comparability.

Income tax effects of the foregoing. This amount is used to present each of the amounts described above, except for foreign currency impact on net sales, on an after-tax basis consistent with the presentation of net income, as adjusted.

U.S. tax provision/benefit within continuing operations. We excluded the U.S. tax provision/benefit recorded within continuing operations recorded as a result of the first quarter 2014 and year-to-date U.S. pre-tax gain recognized within discontinued operations due to the sale of the OrthoRecon business from our non-GAAP measures, primarily because it is not reflective of our ongoing operating results, and it is not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that they allow for period-over-period comparability.

We believe that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our financial results as determined in accordance with GAAP and that these measures should only be used to evaluate our financial results in conjunction with the corresponding GAAP measures, and that is why we qualify the use of non-GAAP financial information in a statement when non-GAAP information is presented.

We further believe that where the adjustments used in calculating net income from continuing operations, as adjusted; net income, as adjusted; net income from continuing operations, as adjusted, per diluted share; and net income, as adjusted, per diluted share are based on specific, identified amounts that impact different line items in our Condensed Consolidated Statements of Operations (including operating income and net income), that it is useful to investors to understand how these specific line items in our Condensed Consolidated Statements of Operations are affected by these adjustments for the following reasons:

Operating income. Excluding non-cash inventory step-up amortization from the calculation of operating income assists investors in evaluating period-over-period changes without giving effect to these charges which are non-cash in nature, in order to evaluate the results of the underlying operating activities for the periods presented. Excluding distributor conversion costs and amortization of distributor non-competes; due diligence, transaction, and transition costs associated with acquisitions; and transition costs related to our OrthoRecon divestiture from the calculation of operating income assists investors in evaluating period-over-period changes in this measure without giving effect to transactions that do not relate to the performance of our ongoing operations.

Net Income from Continuing Operations. Excluding the after tax impact of non-cash inventory step-up amortization, non-cash interest expense related to the 2017 Convertible Notes, and mark-to-market adjustments on the derivatives from the calculation of net income from continuing operations assists investors in evaluating period-over-period changes without giving effect to these charges which are non-cash in nature, in order to evaluate the results of the underlying operating activities for the periods presented. Excluding distributor conversion costs and amortization of distributor non-competes; due diligence, transaction and transition costs associated with acquisitions; transition costs related to our OrthoRecon divestiture, CVR mark-to-market adjustments, and the gain on previously held investment in BioMimetic from the calculation of net income from continuing operations and net income assists investors in evaluating period-over-period changes in these measures without giving effect to transactions that do not relate to the performance of our ongoing operations.

Effective Tax Rate. Excluding the income tax effect of the non-GAAP, pre-tax adjustments and the tax benefit on the sale of discontinued operations from the provision for income taxes assists investors in understanding the tax provision associated with those adjustments and our effective tax rate related to our ongoing operations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release issued by Wright Medical Group, Inc. on November 5, 2014.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements.  These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning.  Forward-looking statements in this press release include, but are not limited to, statements about our outlook for 2014; statements about the approvable status and anticipated final PMA approval of Augment® Bone Graft and the anticipated positive effects of such; and statements about the anticipated benefits of the previously announced merger with Tornier. Each forward-looking statement contained in this press release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement.  Applicable risks and uncertainties include, among others, uncertainties as to the timing of the transaction; uncertainties as to whether Tornier shareholders and Wright shareholders will approve the transaction; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction, or the terms of such approval; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that shareholder litigation in connection with the transaction may result in significant costs of defense, indemnification and liability; other business effects, including the effects of industry, economic or political conditions outside of Wright’s or Tornier’s control; the failure to realize synergies and cost-savings from the transaction or delay in realization thereof; the businesses of Wright and Tornier may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; operating costs and business disruption following completion of the transaction, including adverse effects on employee retention and on Wright’s and Tornier’s respective business relationships with third parties; transaction costs; actual or contingent liabilities; the adequacy of the combined company’s capital resources; failure or delay in ultimately obtaining FDA approval of Wright’s Augment® Bone Graft for commercial sale in the United States, failure to achieve the anticipated benefits from approval of Augment® Bone Graft, and the risks identified under the heading “Risk Factors” in Wright’s Annual Report on Form 10-K, filed with the SEC on February 27, 2014, and Tornier’s Annual Report on Form 10-K, filed with the SEC on February 21, 2014, as well as both companies’ subsequent Quarterly Reports on Form 10-Q and other information filed by each company with the SEC. Investors should not place considerable reliance on the forward-looking statements contained in this press release.  You are encouraged to read Wright’s and Tornier’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this press release speak only as of the date of this release, and Wright undertakes no obligation to update or revise any of these statements.  Wright’s business is subject to substantial risks and uncertainties, including those referenced above.  Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

IMPORTANT ADDITIONAL INFORMATION ABOUT THE PROPOSED MERGER WITH TORNIER AND WHERE TO FIND IT

In connection with the proposed merger, Tornier plans to file with the U.S. Securities and Exchange Commission (SEC) a registration statement on Form S-4 that will include a joint proxy statement of Wright and Tornier that also constitutes a prospectus of Tornier. Wright and Tornier will make the joint proxy statement/prospectus available to their respective shareholders. Investors are urged to read the joint proxy statement/prospectus when it becomes available, because it will contain important information. The registration statement, definitive joint proxy statement/prospectus and other documents filed by Tornier and Wright with the SEC will be available free of charge at the SEC’s website (www.sec.gov) and from Tornier and Wright. Requests for copies of the joint proxy statement/prospectus and other documents filed by Wright with the SEC may be made by contacting Julie D. Tracy, Senior Vice President and Chief Communications Officer by phone at (901) 290-5817 or by email at julie.tracy@wmt.com, and request for copies of the joint proxy statement/prospectus and other documents filed by Tornier may be made by contacting Shawn McCormick, Chief Financial Officer by phone at (952) 426-7646 or by email at shawn.mccormick@tornier.com.

Wright, Tornier, their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from Wright’s and Tornier’s respective shareholders in connection with the proposed transaction. Information about the directors and executive officers of Wright and their ownership of Wright stock is set forth in Wright’s annual report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the SEC on February 27, 2014 and its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on March 31, 2014. Information regarding Tornier’s directors and executive officers is contained in Tornier’s annual report on Form 10-K for the fiscal year ended December 29, 2013, which was filed with the SEC on February 21, 2014, and its proxy statement for its 2014 annual general meeting of shareholders, which was filed with the SEC on May 16, 2014. These documents can be obtained free of charge from the sources indicated above. Certain directors, executive officers and employees of Wright and Tornier may have direct or indirect interest in the transaction due to securities holdings, vesting of equity awards and rights to severance payments. Additional information regarding the participants in the solicitation of Wright and Tornier shareholders will be included in the joint proxy statement/prospectus.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2014

WRIGHT MEDICAL GROUP, INC.
By: /s/ Robert J. Palmisano
Robert J. Palmisano
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by Wright Medical Group, Inc. on November 5, 2014.